  Exhibit 99.2
WidePoint Reports Fourth Quarter and Full Year 2018 Financial Results

Revenue up 24% in the Fourth Quarter; Sixth Consecutive Quarter of Positive Adjusted EBITDA

Fairfax, VA – March 21, 2019 – WidePoint Corporation (NYSE American: WYY), the leading provider of Trusted Mobility Management (TM2) specializing in Telecommunications Lifecycle Management, Identity Management and Bill Presentment & Analytics solutions, today reported results for the fourth quarter and full year ended December 31, 2018.

Fourth Quarter 2018 and Recent Operational Highlights:

●
Secured $1.6 million contract expansion with the U.S. Customs and Border Protection (CBP) agency, increasing the number of devices managed by 50% from 30,000 to 45,000

●
Teamed with Leidos on the NASA Nest contract to provide Managed Mobility Services in support of the agency’s mission

●
Added two new members to the Board of Directors, expanding the total number of directors to seven, including six independent directors and one inside director

●
Relocated company headquarters to Fairfax, VA as part of consolidation strategy

Fourth Quarter 2018 Financial Highlights (results compared to the same year-ago period):

●
Revenues increased 24% to $24.8 million

●
Gross profit increased 25% to $4.5 million

●
Net loss narrowed to $0.4 million

●
Adjusted EBITDA, a non-GAAP financial measure, increased to $1.0 million, marking the company’s sixth consecutive quarter of positive adjusted EBITDA

Twelve Month 2018 Financial Highlights (results compared to the same year-ago period):

●
Revenues increased 10% to a record $83.7 million

●
Gross profit increased 12% to $15.3 million

●
Net loss narrowed to $1.5 million

●
Adjusted EBITDA totaled $1.8 million

Fourth Quarter 2018 Financial Summary

(in millions, except per share amounts)	December 31, 2018	December 31, 2017
	(Unaudited)
Revenues	$24.8	$19.9
Gross Profit	$4.5	$3.6
Gross Profit Margin	18%	18%
Operating Expenses	$3.7	$4.3
Loss from Operations	$0.7	$(0.7)
Net Loss	$(0.4)	$(0.8)
Basic and Diluted Earnings per Share (EPS)	$(0.00)	$(0.01)
Adjusted EBITDA	$1.0	$0.3

Fiscal Year 2018 Financial Summary

(in millions, except per share amounts)	December 31, 2018	December 31, 2017
	(Unaudited)
Revenues	$83.7	$75.9
Gross Profit	$15.3	$13.7
Gross Profit Margin	18%	18%
Operating Expenses	$15.5	$17.2
Loss from Operations	$(0.2)	$(3.5)
Net Loss	$(1.5)	$(3.5)
Basic and Diluted Earnings per Share (EPS)	$(0.02)	$(0.04)
Adjusted EBITDA	$1.8	$(0.9)

The following statements are forward-looking, and actual results could differ materially depending on market conditions and the factors set forth under the “Safe Harbor Statement” below.

Financial Outlook
For the fiscal year ending December 31, 2019, the company anticipates revenues in the range of $90.0 million to $93.0 million, and adjusted EBITDA of $1.9 million to $2.0 million. The company’s financial outlook statements are based on current expectations.

Management Commentary
“The fourth quarter was a strong finish to what was a pivotal year for WidePoint as we delivered strong financial performance, expanded key customer relationships, as well as secured and implemented several contracts with new customers,” said WidePoint’s CEO, Jin Kang. “All of these initiatives enabled us to achieve our primary goals in 2018 of not only stabilizing the business but beginning the process of driving strong, sustainable, and profitable growth.

“Our financial performance in the fourth quarter was highlighted by a 24% increase in revenues, a 25% increase in gross profit, and positive adjusted EBITDA of $1.0 million; marking our sixth consecutive quarter of positive adjusted EBITDA. From a business development standpoint, we continue to execute on our strategy of maintaining solid relationships with our systems integrator partners and customers to upsell and pursue new business. This is evidenced by our recent contracts with Leidos and CBP. Over the course of the past year, we made significant progress in bolstering our credentials and improving our compliance with various government organizations to increase our competitive advantage.

“Due to the success we’ve had stabilizing the business and the momentum we’ve generated, we’re excited and optimistic about 2019. We look forward to continuing with our strategy to profitably grow the business and return greater value to our shareholders.”

Conference Call
WidePoint management will hold a conference call today (March 21, 2019) at 4:30 p.m. Eastern time (1:30 p.m. local time) to discuss these results.

WidePoint President and CEO Jin Kang, Chief Sales and Marketing Officer Jason Holloway, and CFO Kito Mussa will host the conference call, followed by a question and answer period.

U.S. dial-in number: 877-407-9210
International number: 201-689-8049

Please call the conference telephone number 5-10 minutes prior to the start time. An operator will register your name and organization. If you have any difficulty connecting with the conference call, please contact Liolios at 949-574-3860.

The conference call will be broadcast live and available for replay here and via the investor relations section of the company’s website.

A replay of the conference call will be available after 7:30 p.m. Eastern time on the same day through April 21, 2019.

Toll-free replay number: 877-481-4010
International replay number: 919-882-2331
Replay ID: 45084

About WidePoint
WidePoint Corporation (NYSE American: WYY) is a leading provider of trusted mobility management (TM2) solutions, including telecom management, mobile management, identity management, and bill presentment and analytics. For more information, visit widepoint.com.

Non-GAAP Financial Measures
WidePoint uses a variety of operational and financial metrics, including non-GAAP financial measures such as Adjusted EBITDA, to enable it to analyze its performance and financial condition. The presentation of non-GAAP financial information should not be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. A reconciliation of GAAP Net loss to Adjusted EBITDA is included on the schedules attached hereto.

	THREE MONTHS ENDED		FISCAL YEAR ENDED
	DECEMBER 31,		DECEMBER 31,
	2018	2017	2018	2017
	(Unaudited)
NET LOSS	$(412,100)	$(764,900)	$(1,456,500)	$(3,533,900)
Adjustments to reconcile net loss to EBITDA:
Depreciation and amortization	192,800	385,200	1,307,700	1,493,200
Income tax provision (benefit)	1,147,600	5,300	1,193,300	38,000
Interest income	(500)	(3,800)	(6,800)	(15,400)
Interest expense	8,000	15,800	79,500	52,200

EBITDA	$935,800	$(362,400)	$1,117,200	$(1,965,900)
Other adjustments to reconcile net loss to Adjusted EBITDA:
Other (expense) income	-	(2,000)	-	(3,800)
Provision for doubtful accounts	10,900	31,300	4,800	62,500
Gain on sale of assets held for sale	-	-	-	(66,700)
Loss on disposal of leasehold improvements	-	-	-	172,800
Severance and exit costs	-	353,100	-	540,600
Stock-based compensation expense	90,300	249,200	683,400	387,200

Adjusted EBITDA	$1,037,000	$269,200	$1,805,400	$(873,300)

Safe Harbor Statement
The information contained in any materials that may be accessed above was, to the best of WidePoint Corporations’ knowledge, timely and accurate as of the date and/or dates indicated in such materials. However, the passage of time can render information stale, and you should not rely on the continued accuracy of any such materials. WidePoint Corporation has no responsibility to update any information contained in any such materials. In addition, you should refer to periodic reports filed by WidePoint Corporation with the Securities and Exchange Commission for information regarding the risks and uncertainties to which forward-looking statements made in such materials are subject. Such risks and uncertainties may cause WidePoint Corporation’s actual results to differ materially from those described in the forward-looking statements.

Investor Relations:
Liolios
Matt Glover or Charlie Schumacher
949-574-3860
WYY@liolios.com

WIDEPOINT CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS

	DECEMBER 31,
	2018	2017
	(Unaudited)
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$2,431,892	$5,272,457
Accounts receivable, net of allowance for doubtful accounts
of $106,733 and $107,618 in 2018 and 2017, respectively	11,089,315	8,131,025
Unbilled accounts receivable	9,566,170	8,131,448
Other current assets	1,086,686	767,944

Total current assets	24,174,063	22,302,874

NONCURRENT ASSETS
Property and equipment, net	1,012,684	1,318,420
Intangibles, net	3,103,753	3,671,506
Goodwill	18,555,578	18,555,578
Other long-term assets	209,099	44,553

Total assets	$47,055,177	$45,892,931

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Accounts payable	$7,363,621	$7,266,212
Accrued expenses	10,716,438	9,796,350
Deferred revenue	2,072,344	2,348,578
Current portion of capital leases	107,325	101,591
Current portion of other term obligations	192,263	203,271

Total current liabilities	20,451,991	19,716,002

NONCURRENT LIABILITIES
Capital leases, net of current portion	122,040	232,109
Other term obligations, net of current portion	73,952	78,336
Deferred revenue	466,714	264,189
Deferred tax liability	1,523,510	392,229

Total liabilities	22,638,207	20,682,865

STOCKHOLDERS' EQUITY
Preferred stock, $0.001 par value; 10,000,000 shares
authorized; 2,045,714 shares issued and none outstanding	-	-
Common stock, $0.001 par value; 110,000,000 shares
authorized; 84,112,446 and 83,031,595 shares
issued and outstanding, respectively	84,113	83,032
Additional paid-in capital	94,926,560	94,200,237
Accumulated other comprehensive loss	(186,485)	(122,461)
Accumulated deficit	(70,407,218)	(68,950,742)

Total stockholders’ equity	24,416,970	25,210,066

Total liabilities and stockholders’ equity	$47,055,177	$45,892,931

WIDEPOINT CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

	THREE MONTHS ENDED		YEARS ENDED
	DECEMBER 31,		DECEMBER 31,
	2018	2017	2018	2017
	(Unaudited)
REVENUES	$24,760,579	$19,927,629	$83,678,896	$75,884,246
COST OF REVENUES (including amortization and depreciation
of $892,314, and $1,154,901, respectively)	20,275,135	16,334,655	68,409,219	62,194,187

GROSS PROFIT	4,485,444	3,592,974	15,269,677	13,690,059

OPERATING EXPENSES
Sales and marketing	376,704	493,021	1,743,693	2,202,913
General and administrative expenses (including share-based
compensation of $683,404, and $387,210, respectively)	3,263,148	3,724,292	13,301,052	14,392,660
Product development	-	-	-	219,141
Depreciation and amortization	102,574	125,440	415,337	338,314

Total operating expenses	3,742,426	4,342,753	15,460,082	17,153,028

INCOME (LOSS) FROM OPERATIONS	743,018	(749,779)	(190,405)	(3,462,969)

OTHER (EXPENSE) INCOME
Interest income	458	3,788	6,797	15,352
Interest expense	(8,009)	(15,756)	(79,540)	(52,158)
Other income	(5)	2,047	(2)	3,805

Total other expense	(7,556)	(9,921)	(72,745)	(33,001)

INCOME (LOSS) BEFORE INCOME TAX PROVISION	735,462	(759,700)	(263,150)	(3,495,970)
INCOME TAX PROVISION	1,147,583	5,244	1,193,326	37,967

NET LOSS	$(412,121)	$(764,944)	$(1,456,476)	$(3,533,937)

BASIC LOSS PER SHARE	$(0.00)	$(0.01)	$(0.02)	$(0.04)

BASIC WEIGHTED-AVERAGE SHARES OUTSTANDING	83,788,535	83,011,331	83,274,171	82,911,730

DILUTED LOSS PER SHARE	$(0.00)	$(0.01)	$(0.02)	$(0.04)

DILUTED WEIGHTED-AVERAGE SHARES OUTSTANDING	83,788,535	83,011,331	83,274,171	82,911,730